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Transamerica Inflation-Protected Securities
Summary Prospectus March 1, 2017, as revised June 27, 2017

Class R (TPRRX)	Class R4 (TPRFX)	Class I3 (TPRTX)

Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated March 1, 2017, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2016, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks maximum real return consistent with the preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses[1]	0.12%	0.13%	0.13%
Total annual fund operating expenses	1.00%	0.76%	0.51%
Fee waiver and/or expense reimbursement[2]	0.00%	0.11%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.65%	0.40%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2018 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.40% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to May 1, 2018 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the previous 36 months if the class' total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class' total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$102	$318	$552	$1225
Class R4	$ 66	$232	$412	$ 932
Class I3	$ 41	$152	$274	$ 630
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
Portfolio turnover rate is not included at this time because the fund did not commence operations until after the most recent fiscal year-end.
Principal Investment Strategies: The fund normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.
The fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The fund may not invest more than 10% of its net assets in below investment- grade securities (commonly referred to as “junk” bonds). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub- adviser.
The fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of March 31, 2016, the duration of the index was 7.77 years. The fund may invest in securities of any maturity.
The portfolio managers of the fund use both “top down” and “bottom up” analysis to determine security and duration positions for the fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Deflation - Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility, may disrupt markets or may otherwise adversely affect their performance or value. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
New Fund – The fund is newly formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”), on April 21, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the estimated annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2007, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2007	5.34%
Worst Quarter:	6/30/2013	-6.54%

Average Annual Total Returns (periods ended December 31, 2016)
	1 Year	5 Years	10 Years	Inception Date
Transamerica Inflation-Protected Securities – Class R4	3.76%	0.38%	3.61%	09/11/2000
Bloomberg Barclays US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	4.68%	0.89%	4.36%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Financial Management, Inc. Sub-Sub-Adviser: BlackRock International, Ltd. Portfolio Managers:
Martin Hegarty	Portfolio Manager	since 2016
Christopher Allen, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. The minimum initial investment is $5,000. The fund is currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. MSPARRI0317IPS-A